SL GREEN REALTY CORP.

FIRST QUARTER 2019 SUPPLEMENTAL DATA

March 31, 2019

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.
As of March 31, 2019, the Company held interests in 96 Manhattan buildings totaling 46.4 million square feet. This included ownership interests in 27.7 million square feet of Manhattan buildings and 18.7 million square feet of buildings securing debt and preferred equity investments. In addition, the Company held ownership interests in 7 suburban properties comprised of 15 buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

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SL Green maintains a website at https://slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2019 that will be released on Form 10-Q to be filed on or before May 10, 2019.

Supplemental Information	2	First Quarter 2019

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Composition of Property Portfolio	28	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity Summary	36	-	39
Annual Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Corporate Information	48

Non-GAAP Disclosures and Reconciliations	49

Analyst Coverage	52

Supplemental Information	3	First Quarter 2019

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, operating lease rent and preferred stock dividends.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured, at inception, as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense. On our balance sheets, financing leases include the amounts previously captioned "Properties under capital lease."
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2019:	Removed from Same-Store in 2019:
1515 Broadway	131-137 Spring Street (sold)
Worldwide Plaza
55 West 46th Street - Tower 46
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs. Costs incurred prior to leasing available square feet are not included until such space is leased.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	First Quarter 2019

FOURTH QUARTER 2018 HIGHLIGHTS Unaudited

New York, NY, April 17, 2019 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended March 31, 2019 of $43.8 million, or $0.52 per share, as compared to net income attributable to common stockholders of $101.8 million, or $1.12 per share, for the same quarter in 2018. Net income attributable to common stockholders for the first quarter of 2018 included a non-cash fair value adjustment of $49.3 million, or $0.52 per share, related to the deconsolidation of 919 Third Avenue.
The Company reported FFO for the quarter ended March 31, 2019 of $147.5 million, or $1.68 per share, net of a non-cash charge of $2.0 million, or $0.02 per share, related to the bankruptcy of Diesel, a tenant at 625 Madison Avenue, as compared to FFO for the same period in 2018 of $157.7 million, or $1.66 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended March 31, 2019, the Company reported consolidated revenues and operating income of $304.3 million and $160.3 million, respectively, compared to $301.7 million and $168.3 million, respectively, for the same period in 2018.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 2.9% for the quarter ended March 31, 2019, but increased by 5.1% excluding lease termination income and free rent given to Viacom at 1515 Broadway.
During the first quarter, the Company signed 32 office leases in its Manhattan portfolio totaling 407,902 square feet. Twenty-four leases comprising 234,282 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.16 per rentable square foot, representing a 4.5% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first quarter was 11.7 years, or 12.2 years including the office leases signed at One Vanderbilt, and average tenant concessions were 3.7 months of free rent with a tenant improvement allowance of $56.29 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.8% as of March 31, 2019, inclusive of 364,834 square feet of leases signed but not yet commenced, as compared 95.5% at March 31, 2018.
During the first quarter, the Company signed 8 office leases in its Suburban portfolio totaling 32,970 square feet. Seven leases comprising 29,851 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $32.47 per rentable square foot, representing a 0.9% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first quarter was 3.8 years and average tenant concessions were 3.2 months of free rent with a tenant improvement allowance of $6.84 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 91.1% as of March 31, 2019, inclusive of 14,748 square feet of leases signed but not yet commenced, as compared to 92.4% at March 31, 2018.

Significant leases that were signed in the first quarter included:

•	New lease with Young Adult Institute, Inc. for 75,353 square feet at 220 East 42nd Street, for 29.0 years;

•	New lease with 1350 Office Suites LLC for 49,921 square feet at 1350 Avenue of the Americas, for 10.0 years;

•	Expansion with The Carlyle Group for 32,592 square feet at One Vanderbilt Avenue, for 15.8 years;

•	New lease with KPS Capital Partners, LP for 28,024 square feet at One Vanderbilt Avenue, for 15.0 years; and

•	New lease with Newmark & Company Real Estate for 20,966 square feet at 110 East 42nd Street, for 12.3 years.
Marketing, general and administrative, or MG&A, expense for the three months ended March 31, 2019 was $26.0 million, or 5.9% of total combined revenues, inclusive of $2.2 million of additional expense related to the new accounting guidance for leasing costs, which requires the Company to expense certain internal costs that were previously capitalized.
Investment Activity
In 2019, the Company repurchased 0.4 million shares of common stock under the previously announced $2.5 billion share repurchase plan, at an average price of $86.07 per share. To date, the Company has acquired 18.5 million shares of its common stock and redeemed 0.4 million common units of its Operating Partnership, or OP units, under the program at an average price of $98.48 per share/unit, allowing the Company to save approximately $64.4 million of common dividends and distributions on an annualized basis.
In April, the Company took possession of the retail co-op at 106 Spring Street in Soho. The 5,936 square foot retail space, inclusive of 4,880 square feet on grade, is considered one of the best available retail corners in Soho, at the intersection of Spring Street and Mercer Street, and is surrounded by several newly opened retail flagships including Nike, Alo Yoga, Birkenstock, and Bang & Olufsen. The property previously served as collateral for a debt and preferred equity investment.
In March, the Company, along with our joint venture partner entered into an agreement to sell 521 Fifth Avenue for a sale price of $381.0 million. The Company acquired the leasehold interest in the 39-story, 460,000-square-foot, office building in March 2006, subsequently took ownership of the fee interest in April 2011 and sold a joint venture interest in the property to an institutional investment partner in the fourth quarter of 2012. The transaction is expected to generate net cash proceeds to the Company of approximately $100.0 million and close in the second quarter, subject to customary closing conditions.

Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio increased to $2.30 billion at March 31, 2019, including $2.27 billion of investments at a weighted average current yield of 8.8% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.03 billion at a weighted average current yield of 6.6% that are included in other balance sheet line items for accounting purposes.

Supplemental Information	5	First Quarter 2019

FOURTH QUARTER 2018 HIGHLIGHTS Unaudited

During the first quarter, the Company originated or acquired new debt and preferred equity investments totaling $419.0 million, all of which was retained and $398.7 million of which was funded. New mortgage investments totaled $147.8 million, all of which was retained and $132.7 million of which was funded, at a weighted average current yield of 8.5%. New subordinate debt and preferred equity investments totaled $271.2 million, all of which was retained and $266.0 million of which was funded, at a weighted average yield of 9.6%.
Financing Activity
In March, the Company closed on a new $85.0 million mortgage financing of the office condominium at 609 Fifth Avenue. The new mortgage has a 2-year term, with three one year extension options and bears interest at a floating rate of 2.40% over LIBOR.
Dividends
In the first quarter of 2019, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.85 per share of common stock, which was paid on April 15, 2019 to shareholders of record on the close of business on March 29, 2019; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 15, 2019 through and including April 14, 2019, which was paid on April 15, 2019 to shareholders of record on the close of business on March 29, 2019, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 18, 2019 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 1975306.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 1975306. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	First Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.52	$(0.73)	$1.03	$1.19	$1.12
Funds from operations (FFO) available to common stockholders - diluted	$1.68	$1.61	$1.66	$1.69	$1.66

Common Share Price & Dividends
Closing price at the end of the period	$89.92	$79.08	$97.53	$100.53	$96.83
Closing high price during period	$93.47	$96.88	$105.86	$101.59	$100.95
Closing low price during period	$77.46	$77.63	$96.01	$94.27	$90.61
Common dividend per share	$0.8500	$0.8500	$0.8125	$0.8125	$0.8125

FFO payout ratio (trailing 12 months)	50.1%	49.7%	49.2%	49.9%	48.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	83.9%	86.8%	77.0%	82.6%	81.2%

Common Shares & Units
Common shares outstanding	83,272	83,684	85,594	85,725	89,135
Units outstanding	4,261	4,131	4,601	4,700	4,715
Total common shares and units outstanding	87,533	87,815	90,195	90,425	93,850

Weighted average common shares and units outstanding - basic	87,646	88,187	90,209	91,882	95,203
Weighted average common shares and units outstanding - diluted	87,810	88,376	90,428	92,083	95,256

Market Capitalization
Market value of common equity	$7,870,967	$6,944,410	$8,796,718	$9,090,425	$9,087,496
Liquidation value of preferred equity/units	515,285	530,427	531,285	531,384	531,584
Consolidated debt	5,940,440	5,591,918	5,633,016	5,902,899	5,460,586
Consolidated market capitalization	$14,326,692	$13,066,755	$14,961,019	$15,524,708	$15,079,666
SLG share of unconsolidated JV debt	3,815,230	3,845,901	3,949,528	4,088,628	4,333,451
Market capitalization including SLG share of unconsolidated JVs	$18,141,922	$16,912,656	$18,910,547	$19,613,336	$19,413,117

Consolidated debt service coverage (trailing 12 months)	3.10x	3.10x	3.13x	3.09x	3.15x
Consolidated fixed charge coverage (trailing 12 months)	2.57x	2.57x	2.60x	2.59x	2.65x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.30x	2.32x	2.39x	2.43x	2.56x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.00x	2.02x	2.08x	2.12x	2.23x

Supplemental Information	7	First Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2019		12/31/2018	9/30/2018	6/30/2018	3/31/2018

Selected Balance Sheet Data
Real estate assets before depreciation	$8,936,493		$8,513,935	$9,283,952	$9,294,349	$8,968,049
Investments in unconsolidated joint ventures	$3,055,368		$3,019,020	$3,070,825	$3,059,985	$3,034,596
Debt and preferred equity investments	$2,272,241		$2,099,393	$1,977,057	$2,168,515	$2,085,871
Cash and cash equivalents	$144,323		$129,475	$160,248	$287,240	$288,808
Investment in marketable securities	$29,406		$28,638	$28,538	$28,570	$28,252

Total assets	$13,385,774		$12,751,358	$13,455,002	$13,713,928	$13,380,870

Fixed rate & hedged debt	$3,542,126		$3,543,476	$3,506,466	$3,765,899	$3,795,560
Variable rate debt	2,398,314	(1)	2,048,442	2,126,550	2,137,000	1,665,026
Total consolidated debt	$5,940,440		$5,591,918	$5,633,016	$5,902,899	$5,460,586
Deferred financing costs, net of amortization	(50,376)		(50,218)	(47,220)	(45,488)	(48,152)
Total consolidated debt, net	$5,890,064		$5,541,700	$5,585,796	$5,857,411	$5,412,434

Total liabilities	$6,843,805		$6,115,271	$6,418,799	$6,683,877	$6,065,849

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,880,322		$5,884,452	$6,021,150	$6,282,993	$6,314,189
Variable rate debt, including SLG share of unconsolidated JV debt	3,875,348	(1)	3,553,367	3,561,394	3,708,534	3,479,848
Total debt, including SLG share of unconsolidated JV debt	$9,755,670		$9,437,819	$9,582,544	$9,991,527	$9,794,037

Selected Operating Data
Property operating revenues	$240,118		$247,519	$250,866	$238,421	$241,768
Property operating expenses	(112,684)		(109,343)	(115,164)	(110,405)	(113,751)
Property NOI	$127,434		$138,176	$135,702	$128,016	$128,017
SLG share of unconsolidated JV Property NOI	80,635		79,578	77,389	88,042	84,801
Property NOI, including SLG share of unconsolidated JV Property NOI	$208,069		$217,754	$213,091	$216,058	$212,818
Investment income	50,031		57,952	48,977	49,273	45,290
Other income	14,106		11,565	7,702	13,422	14,637
Marketing general & administrative expenses	(25,979)		(26,030)	(20,594)	(22,479)	(23,528)
SLG share of investment income and other income from unconsolidated JVs	3,291		3,810	5,642	2,749	4,379
Income taxes	770		964	168	1,092	507
Transaction costs, including SLG share of unconsolidated JVs	(55)		(426)	(163)	(348)	(162)
Loan loss and other investment reserves, net of recoveries	—		(5,752)	(1,087)	—	—
Loss on early extinguishment of debt	—		(14,889)	(2,194)	—	—
EBITDAre	$250,233		$244,948	$251,542	$259,767	$253,941

(1) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	First Quarter 2019

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Selected Operating Data
Property operating revenues	$222,780	$229,798	$234,173	$220,900	$220,342
Property operating expenses	98,198	97,272	101,332	95,108	97,578
Property NOI	$124,582	$132,526	$132,841	$125,792	$122,764

Other income - consolidated	$4,572	$1,453	$1,333	$912	$3,952

SLG share of property NOI from unconsolidated JVs	$80,636	$79,580	$77,393	$87,860	$84,757

Portfolio Statistics
Consolidated office buildings in service	20	20	21	21	20
Unconsolidated office buildings in service	11	10	10	10	11
	31	30	31	31	31

Consolidated office buildings in service - square footage	12,387,091	12,387,091	12,756,091	12,756,091	12,387,091
Unconsolidated office buildings in service - square footage	11,676,183	11,329,183	11,491,164	11,491,164	12,165,164
	24,063,274	23,716,274	24,247,255	24,247,255	24,552,255

Same-Store office occupancy (consolidated + JVs)	94.4%	94.5%	94.2%	93.7%	93.5%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.8%	96.0%	96.1%	96.1%	95.5%

Office Leasing Statistics
New leases commenced	25	33	27	45	27
Renewal leases commenced	10	11	11	9	10
Total office leases commenced	35	44	38	54	37

Commenced office square footage filling vacancy	132,241	60,961	412,540	52,599	103,418
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	270,602	294,886	137,808	352,935	342,212
Total office square footage commenced	402,843	355,847	550,348	405,534	445,630

Average starting cash rent psf - office leases commenced	$69.38	$78.47	$69.09	$68.97	$72.10
Previous escalated cash rent psf - office leases commenced (3)	$67.90	$71.70	$66.03	$62.87	$67.55
Increase in new cash rent over previously escalated cash rent (2) (3)	2.2%	9.4%	4.6%	9.7%	6.7%
Average lease term	11.0	6.8	21.1	7.4	10.2
Tenant concession packages psf	$67.08	$43.57	$69.64	$37.56	$80.72
Free rent months	5.7	4.9	5.8	2.7	8.3

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	9	First Quarter 2019

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Selected Operating Data
Property operating revenues	$17,121	$17,707	$17,338	$19,679	$20,329
Property operating expenses	8,807	8,153	9,480	11,039	11,173
Property NOI	$8,314	$9,554	$7,858	$8,640	$9,156

Other income - consolidated	$117	$(588)	$(529)	$6,271	$104

SLG share of property NOI from unconsolidated JVs	$—	$—	$—	$177	$47

Portfolio Statistics
Consolidated office buildings in service	13	13	13	19	20
Unconsolidated office buildings in service	—	—	—	—	2
	13	13	13	19	22

Consolidated office buildings in service - square footage	2,295,200	2,295,200	2,295,200	2,835,200	3,013,200
Unconsolidated office buildings in service - square footage	—	—	—	—	640,000
	2,295,200	2,295,200	2,295,200	2,835,200	3,653,200

Same-Store office occupancy (consolidated + JVs)	90.4%	91.3%	91.6%	92.0%	91.3%
Same-Store office occupancy inclusive of leases signed not yet commenced	91.1%	91.8%	92.1%	92.2%	92.4%

Office Leasing Statistics
New leases commenced	2	4	3	12	8
Renewal leases commenced	6	4	5	4	8
Total office leases commenced	8	8	8	16	16

Commenced office square footage filling vacancy	1,165	10,348	5,732	12,876	75,615
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	31,025	125,609	21,463	48,226	22,544
Total office square footage commenced	32,190	135,957	27,195	61,102	98,159

Average starting cash rent psf - office leases commenced	$32.93	$26.17	$36.77	$35.85	$32.88
Previous escalated cash rent psf - office leases commenced (3)	$32.73	$27.79	$36.97	$37.26	$32.41
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	0.6%	(5.8)%	(0.5)%	(3.8)%	1.5%
Average lease term	4.5	7.5	2.5	6.4	6.9
Tenant concession packages psf	$11.72	$24.73	$5.20	$18.87	$25.99
Free rent months	3.5	6.9	1.0	4.2	8.3

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	First Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2019		12/31/2018	9/30/2018	6/30/2018	3/31/2018
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,775,006		$1,774,899	$1,827,999	$1,893,047	$2,098,406
Building and improvements	5,294,612		5,268,484	5,271,442	5,225,431	5,206,982
Building leasehold and improvements	1,423,282		1,423,107	1,427,381	1,423,994	1,420,346
Right of use asset - financing leases	47,445		47,445	47,445	47,445	47,445
Right of use asset - operating leases	396,148		—	—	—	—
	8,936,493		8,513,935	8,574,267	8,589,917	8,773,179
Less: accumulated depreciation	(2,154,075)		(2,099,137)	(2,049,338)	(1,994,696)	(1,944,629)
Net real estate	6,782,418		6,414,798	6,524,929	6,595,221	6,828,550

Other real estate investments:
Investment in unconsolidated joint ventures	3,055,368		3,019,020	3,070,825	3,059,985	3,034,596
Debt and preferred equity investments, net	2,272,241	(1)	2,099,393	1,977,057	2,168,515	2,085,871

Assets held for sale, net	—		—	696,069	593,995	67,819
Cash and cash equivalents	144,323		129,475	160,248	287,240	288,808
Restricted cash	151,388		149,638	98,344	92,740	89,457
Investment in marketable securities	29,406		28,638	28,538	28,570	28,252
Tenant and other receivables, net of $13,680 of cumulative charge-offs at 3/31/2019	47,829		41,589	44,614	47,482	49,552
Related party receivables	29,458		28,033	21,425	27,854	31,305
Deferred rents receivable, net of $16,700 of cumulative charge-offs at 3/31/2019	337,099		335,985	329,325	322,656	320,547
Deferred costs, net	211,615		209,110	202,500	198,941	195,557
Other assets	324,629		295,679	301,128	290,729	360,556

Total Assets	$13,385,774		$12,751,358	$13,455,002	$13,713,928	$13,380,870

(1) Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.58% that are included in other balance sheet line items.

Supplemental Information	11	First Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Liabilities
Mortgages and other loans payable	$2,046,906	$1,988,160	$2,339,030	$2,538,696	$2,456,180
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,503,534	1,503,758	1,503,986	1,404,203	1,404,406
Revolving credit facility	790,000	500,000	145,000	360,000	—
Deferred financing costs	(50,376)	(50,218)	(47,220)	(45,488)	(48,152)
Total debt, net of deferred financing costs	5,790,064	5,441,700	5,440,796	5,757,411	5,312,434
Accrued interest	28,930	23,154	27,211	26,104	36,808
Accounts payable and accrued expenses	111,899	147,061	141,082	140,739	131,797
Deferred revenue	102,598	94,453	110,283	95,756	177,896
Lease liability - financing leases	43,823	43,616	43,416	43,221	43,029
Lease liability - operating leases	389,857	—	—	—	—
Dividends and distributions payable	80,047	80,430	79,165	79,518	82,337
Security deposits	61,139	64,688	64,501	63,872	64,647
Liabilities related to assets held for sale	—	—	311,049	265,538	42
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	135,448	120,169	101,296	111,718	116,859
Total liabilities	6,843,805	6,115,271	6,418,799	6,683,877	6,065,849

Noncontrolling interest in operating partnership
(4,261 units outstanding) at 3/31/2019	412,361	387,805	467,743	486,610	475,807
Preferred units	285,285	300,427	301,285	301,385	301,585

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 84,327
issued and outstanding at 3/31/2019, including 1,055 shares held in treasury	843	847	867	868	902
Additional paid–in capital	4,492,581	4,508,685	4,602,650	4,601,608	4,776,594
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	(4,005)	15,108	36,299	32,622	28,573
Retained earnings	1,210,497	1,278,998	1,476,959	1,457,835	1,583,833
Total SL Green Realty Corp. stockholders' equity	5,797,799	5,901,521	6,214,658	6,190,816	6,487,785

Noncontrolling interest in other partnerships	46,524	46,334	52,517	51,240	49,844

Total equity	5,844,323	5,947,855	6,267,175	6,242,056	6,537,629

Total Liabilities and Equity	$13,385,774	$12,751,358	$13,455,002	$13,713,928	$13,380,870

Supplemental Information	12	First Quarter 2019

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31,	March 31,	December 31,	September 30,
	2019	2018	2018	2018
Revenues
Rental revenue, net	$212,639	$215,369	$216,477	$221,763
Escalation and reimbursement revenues	27,479	26,399	31,042	29,103
Investment income	50,031	45,290	57,952	48,977
Other income	14,106	14,637	11,565	7,702
Total Revenues, net	304,255	301,695	317,036	307,545

Equity in net (loss) income from unconsolidated joint ventures	(5,234)	4,036	(2,398)	971
Loss on early extinguishment of debt	—	—	(14,889)	(2,194)

Expenses
Operating expenses	57,698	59,782	56,476	56,852
Operating lease rent	8,298	8,308	6,304	9,507
Real estate taxes	46,688	45,661	46,563	48,805
Loan loss and other investment reserves, net of recoveries	—	—	5,752	1,087
Transaction related costs	55	162	426	163
Marketing, general and administrative	25,979	23,528	26,030	20,594
Total Operating Expenses	138,718	137,441	141,551	137,008

Operating Income	160,303	168,290	158,198	169,314

Interest expense, net of interest income	50,525	47,916	51,974	55,168
Amortization of deferred financing costs	2,742	3,537	2,695	2,630
Depreciation and amortization	68,343	69,388	71,458	70,747
Income from Continuing Operations (1)	38,693	47,449	32,071	40,769

(Loss) gain on sale of real estate	(1,049)	23,521	(36,984)	(2,504)
Equity in net gain on sale of joint venture interest / real estate	17,166	(6,440)	167,445	70,937
Purchase price and other fair value adjustments	(2,041)	49,293	—	(3,057)
Depreciable real estate reserves	—	—	(220,852)	(6,691)
Net Income (Loss)	52,769	113,823	(58,320)	99,454

Net (income) loss attributable to noncontrolling interests	(2,515)	(5,470)	3,680	(4,661)
Dividends on preferred units	(2,724)	(2,849)	(2,842)	(2,846)

Net Income (Loss) Attributable to SL Green Realty Corp	47,530	105,504	(57,482)	91,947

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net Income (Loss) Attributable to Common Stockholders	$43,792	$101,766	$(61,219)	$88,209

Earnings per share - Net income (loss) per share (basic)	$0.52	$1.12	$(0.73)	$1.03
Earnings per share - Net income (loss) per share (diluted)	$0.52	$1.12	$(0.73)	$1.03
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	13	First Quarter 2019

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31,	March 31,	December 31,	September 30,
	2019	2018	2018	2018
Funds from Operations
Net Income Attributable to Common Stockholders	$43,792	$101,766	$(61,219)	$88,209

Depreciation and amortization	68,343	69,388	71,458	70,747
Unconsolidated JV depreciation and noncontrolling interests adjustments	47,625	48,006	46,348	45,485
Net income (loss) attributable to noncontrolling interests	2,515	5,470	(3,680)	4,661
Loss (gain) on sale of real estate	1,049	(23,521)	36,984	2,504
Equity in net (gain) loss on sale of joint venture property / real estate	(17,166)	6,440	(167,445)	(70,937)
Purchase price and other fair value adjustments	2,041	(49,293)	—	3,057
Depreciable real estate reserves	—	—	220,852	6,691
Non-real estate depreciation and amortization	(707)	(566)	(638)	(616)
Funds From Operations	$147,492	$157,690	$142,660	$149,801

Funds From Operations - Basic per Share	$1.68	$1.66	$1.62	$1.66

Funds From Operations - Diluted per Share	$1.68	$1.66	$1.61	$1.66

Funds Available for Distribution
FFO	$147,492	$157,690	$142,660	$149,801

Non real estate depreciation and amortization	707	566	638	616
Amortization of deferred financing costs	2,742	3,537	2,695	2,630
Non-cash deferred compensation	12,816	11,875	19,022	6,640
FAD adjustment for joint ventures	(22,765)	(16,750)	(24,123)	(12,573)
Straight-line rental income and other non cash adjustments	(4,595)	(6,930)	(10,914)	(9,580)
Second cycle tenant improvements	(8,421)	(5,786)	(43,550)	(16,434)
Second cycle leasing commissions	(7,010)	(3,979)	(11,227)	(8,892)
Revenue enhancing recurring CAPEX	(333)	(509)	(2,411)	(663)
Non-revenue enhancing recurring CAPEX	(8,384)	(6,850)	(35,338)	(17,027)
Reported Funds Available for Distribution	$112,249	$132,864	$37,452	$94,518

First cycle tenant improvements	$360	$1,262	$2,676	$1,325
First cycle leasing commissions	$5,069	$173	$812	$337
Development costs	$4,655	$2,976	$6,496	$5,050
Redevelopment costs	$6,113	$16,876	$11,751	$4,437
Capitalized interest	$10,509	$6,686	$11,377	$8,505

Supplemental Information	14	First Quarter 2019

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income (Loss)	TOTAL

Balance at December 31, 2018	$221,932	$847	$4,508,685	$(124,049)	$1,278,998	$46,334	$15,108	$5,947,855

Net income					47,530	237		47,767
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.85 per common share)					(70,551)			(70,551)
Cash distributions to noncontrolling interests						(207)		(207)
Other comprehensive loss - unrealized loss on derivative instruments							(12,394)	(12,394)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(7,450)	(7,450)
Other comprehensive gain - unrealized gain on marketable securities							731	731
Proceeds from stock options exercised								—
DRSPP proceeds			47					47
Repurchases of common stock		(4)	(21,432)		(12,807)			(34,243)
Conversion of units of the Operating Partnership to common stock			446					446
Contributions to consolidated joint ventures						160		160
Reallocation of noncontrolling interests in the Operating Partnership					(28,935)			(28,935)
Deferred compensation plan and stock awards, net			4,835					4,835
Balance at March 31, 2019	$221,932	$843	$4,492,581	$(124,049)	$1,210,497	$46,524	$(4,005)	$5,844,323

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2018	83,683,847	4,130,579	—	87,814,426

YTD share activity	(411,645)	130,106	—	(281,539)
Share Count at March 31, 2019 - Basic	83,272,202	4,260,685	—	87,532,887

Weighting factor	40,400	72,347	164,192	276,939
Weighted Average Share Count at March 31, 2019 - Diluted	83,312,602	4,333,032	164,192	87,809,826

Supplemental Information	15	First Quarter 2019

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2019		December 31, 2018		September 30, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,014,425	$1,937,418	$4,280,441	$2,053,968	$4,256,073	$2,035,010
Building and improvements	10,150,482	4,944,693	10,258,232	4,871,446	10,547,555	4,967,709
Building leasehold and improvements	394,722	200,287	394,587	200,220	98,595	49,298
Right of use asset - financing leases	634,663	321,783	420,770	212,697	189,558	94,779
Right of use asset - operating leases	236,519	116,376	—	—	—	—
	15,430,811	7,520,557	15,354,030	7,338,331	15,091,781	7,146,796
Less: accumulated depreciation	(1,067,859)	(458,371)	(1,006,357)	(419,771)	(1,000,416)	(419,592)
Net real estate	14,362,952	7,062,186	14,347,673	6,918,560	14,091,365	6,727,204

Cash and cash equivalents	225,382	117,440	214,934	106,340	174,280	79,830
Restricted cash	145,450	72,082	166,367	81,081	176,522	88,356
Debt and preferred equity investments, net	44,824	44,824	44,357	44,357	189,427	189,427
Tenant and other receivables, net of $8,383 of cumulative charge-offs at 3/31/2019, of which $4,365 is SLG share	56,346	26,345	36,041	13,058	40,143	17,136
Deferred rents receivable, net of $4,000 of cumulative charge-offs at 3/31/2019, of which $1,661 is SLG share	265,350	122,640	237,100	105,895	247,366	111,014
Investment in and advances to affiliates	—	—	—	—	103	53
Deferred costs, net	176,920	96,081	179,368	96,915	174,902	90,362
Other assets	2,014,521	896,875	2,007,798	897,620	2,060,232	922,576
Total Assets	$17,291,745	$8,438,473	$17,233,638	$8,263,826	$17,154,340	$8,225,958

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $111,606 at 3/31/19, of which $54,845 is SLG share	$8,760,333	$3,760,385	$8,950,622	$3,799,798	$9,164,061	$3,905,181
Accrued interest	29,839	12,399	27,343	11,594	24,944	10,972
Accounts payable and accrued expenses	265,314	143,048	234,222	127,482	205,752	116,225
Deferred revenue	1,620,437	720,421	1,660,838	732,505	1,851,079	822,826
Lease liability - financing leases	637,199	323,042	637,168	323,032	191,651	95,825
Lease liability - operating leases	264,609	129,706	—	—	—	—
Security deposits	33,820	12,680	34,007	12,190	37,143	13,944
Other liabilities	12,161	6,664	13,572	7,450	14,679	8,053
Equity	5,668,033	3,330,128	5,675,866	3,249,775	5,665,031	3,252,932
Total Liabilities and Equity	$17,291,745	$8,438,473	$17,233,638	$8,263,826	$17,154,340	$8,225,958

Supplemental Information	16	First Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2019		December 31, 2018		March 31, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$257,892	$111,732	$259,067	$110,576	$274,216	$116,685
Escalation and reimbursement revenues	39,044	18,258	39,824	18,841	39,455	18,295
Investment income	7,651	2,227	2,777	2,751	3,369	3,086
Other income	2,932	1,064	3,131	1,059	3,901	1,293
Total Revenues, net	$307,519	$133,281	$304,799	$133,227	$320,941	$139,359

Expenses
Operating expenses	$54,124	$22,856	$53,007	$22,206	$59,773	$23,960
Operating lease rent	5,901	2,860	5,450	2,634	4,393	2,106
Real estate taxes	54,236	23,639	57,349	24,999	57,027	24,113
Total Operating Expenses	$114,261	$49,355	$115,806	$49,839	$121,193	$50,179

Operating Income	$193,258	$83,926	$188,993	$83,388	$199,748	$89,180

Interest expense, net of interest income	$96,623	$39,407	$93,338	$37,266	$89,741	$35,780
Amortization of deferred financing costs	5,216	1,568	4,722	1,500	5,116	1,673
Depreciation and amortization	104,331	48,128	103,345	46,939	105,080	47,619
Net (Loss) Income	$(12,912)	$(5,177)	$(12,412)	$(2,317)	$(189)	$4,108

Real estate depreciation	104,042	48,071	103,057	46,882	104,773	47,561
FFO Contribution	$91,130	$42,894	$90,645	$44,565	$104,584	$51,669

FAD Adjustments:
Non real estate depreciation and amortization	$289	$57	$288	$57	$307	$58
Amortization of deferred financing costs	5,216	1,568	4,722	1,500	5,116	1,673
Straight-line rental income and other non-cash adjustments	(41,466)	(22,026)	(22,177)	(10,616)	(23,989)	(12,428)
Second cycle tenant improvement	(2,290)	(882)	(16,070)	(8,235)	(14,006)	(4,928)
Second cycle leasing commissions	(1,597)	(724)	(2,784)	(1,351)	(3,550)	(871)
Revenue enhancing recurring CAPEX	(232)	(95)	(2,186)	(875)	(30)	(6)
Non-revenue enhancing recurring CAPEX	(1,978)	(663)	(8,942)	(4,603)	(592)	(248)
Total FAD Adjustments	$(42,058)	$(22,765)	$(47,149)	$(24,123)	$(36,744)	$(16,750)

First cycle tenant improvement	$5,864	$1,979	$8,136	$3,559	$53,400	$30,907
First cycle leasing commissions	$245	$125	$7,753	$3,475	$860	$86
Development costs	$149,049	$105,840	$163,492	$116,096	$113,259	$65,175
Redevelopment costs	$(776)	$(624)	$6,320	$3,440	$7,022	$4,173
Capitalized interest	$4,929	$3,500	$8,265	$5,248	$12,331	$7,402

Supplemental Information	17	First Quarter 2019

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	For the three months ended
	March 31,	March 31,	December 31,	September 30,
	2019	2018	2018	2018

Net Operating Income (1)	$135,506	$135,065	$144,968	$140,223
SLG share of property NOI from unconsolidated JVs	81,706	85,917	80,725	78,497
NOI including SLG share of unconsolidated JVs	$217,212	$220,982	$225,693	$218,720
Partners' share of NOI - consolidated JVs	(764)	(647)	(704)	(601)
NOI - SLG share	$216,448	$220,335	$224,989	$218,119

NOI, including SLG share of unconsolidated JVs	$217,212	$220,982	$225,693	$218,720
Free rent (net of amortization)	(16,448)	(6,128)	(6,092)	(6,058)
Amortization of acquired above and below-market leases, net	(5,609)	(6,373)	(5,803)	(5,592)
Straight-line revenue adjustment	(5,056)	(4,965)	(6,878)	(5,915)
Straight-line tenant credit loss	2,737	(37)	(468)	161
Operating lease straight-line adjustment	972	941	444	1,344
Cash NOI, including SLG share of unconsolidated JVs	$193,808	$204,420	$206,896	$202,660
Partners' share of cash NOI - consolidated JVs	(703)	(596)	(614)	(529)
Cash NOI - SLG share	$193,105	$203,824	$206,282	$202,131

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2019

	NOI	Cash NOI

Manhattan Operating Properties	$182,393	$161,214
Suburban Operating Properties	7,965	8,128
Retail Operating Properties	13,548	12,210
Residential Operating Properties	8,194	7,988
Development/Redevelopment	1,866	999
Total Operating and Development	213,966	190,539
Property Dispositions	(63)	(75)
Other (2)	2,545	2,641
Total	$216,448	$193,105

(1) Portfolio composition consistent with property tables found on pages 28-31
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	18	First Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2019	2018	%	2018	2018
Revenues
	Rental revenue, net	$208,542	$204,642	1.9%	$211,980	$210,702
	Escalation & reimbursement revenues	27,257	26,496	2.9%	30,154	28,876
	Other income	595	3,902	(84.8)%	855	1,289
	Total Revenues	$236,394	$235,040	0.6%	$242,989	$240,867

Expenses
	Operating expenses	$51,752	$52,530	(1.5)%	$51,523	$51,455
	Operating lease rent	8,298	8,308	(0.1)%	8,015	8,308
	Real estate taxes	46,073	43,903	4.9%	45,336	46,185
		$106,123	$104,741	1.3%	$104,874	$105,948

	Operating Income	$130,271	$130,299	0.0%	$138,115	$134,919

	Interest expense & amortization of financing costs	$18,394	$26,990	(31.8)%	$23,245	$25,641
	Depreciation & amortization	61,261	61,626	(0.6)%	65,902	65,319

	Income before noncontrolling interest	$50,616	$41,683	21.4%	$48,968	$43,959
Plus:	Real estate depreciation & amortization	61,198	61,558	(0.6)%	65,839	65,256
	FFO Contribution	$111,814	$103,241	8.3%	$114,807	$109,215

Less:	Non–building revenue	83	113	(26.5)%	(602)	239

Plus:	Interest expense & amortization of financing costs	18,394	26,990	(31.8)%	23,245	25,641
	Non-real estate depreciation	63	68	(7.4)%	63	63
	NOI	$130,188	$130,186	—%	$138,717	$134,680

Cash Adjustments
Less:	Free rent (net of amortization)	$5,623	$5,658	(0.6)%	$7,211	$6,948
	Straight-line revenue adjustment	(2,673)	(3,599)	(25.7)%	(1,609)	(1,249)
	Amortization of acquired above and below-market leases, net	946	1,684	(43.8)%	1,184	1,320
Plus:	Operating lease straight-line adjustment	514	524	(1.9)%	231	524
	Straight-line tenant credit loss	2,874	(37)	(7,867.6)%	(25)	158
	Cash NOI	$129,680	$126,930	2.2%	$132,137	$128,343

Operating Margins
	NOI to real estate revenue, net	55.1%	55.4%		56.9%	56.0%
	Cash NOI to real estate revenue, net	54.9%	54.0%		54.2%	53.3%

	NOI before operating lease rent/real estate revenue, net	58.6%	59.0%		60.2%	59.4%
	Cash NOI before operating lease rent/real estate revenue, net	58.2%	57.3%		57.4%	56.6%

Supplemental Information	19	First Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2019	2018	%	2018	2018
Revenues
	Rental revenue, net	$104,188	$102,643	1.5%	$103,686	$101,077
	Escalation & reimbursement revenues	17,973	17,954	0.1%	18,527	20,201
	Other income	580	515	12.6%	531	470
	Total Revenues	$122,741	$121,112	1.3%	$122,744	$121,748

Expenses
	Operating expenses	$21,888	$22,465	(2.6)%	$21,133	$22,814
	Operating lease rent	1,921	1,920	—%	1,921	1,922
	Real estate taxes	22,101	22,300	(0.9)%	23,640	23,599
		$45,910	$46,685	(1.7)%	$46,694	$48,335

	Operating Income	$76,831	$74,427	3.2%	$76,050	$73,413

	Interest expense & amortization of financing costs	$36,035	$33,087	8.9%	$35,766	$35,219
	Depreciation & amortization	42,549	42,078	1.1%	42,939	43,219

	Loss before noncontrolling interest	$(1,753)	$(738)	137.5%	$(2,655)	$(5,025)
Plus:	Real estate depreciation & amortization	42,493	42,022	1.1%	42,883	43,163
	FFO Contribution	$40,740	$41,284	(1.3)%	$40,228	$38,138

Less:	Non–building revenue	214	208	2.9%	185	182

Plus:	Interest expense & amortization of financing costs	36,035	33,087	8.9%	35,766	35,219
	Non-real estate depreciation	56	56	—%	56	56
	NOI	$76,617	$74,219	3.2%	$75,865	$73,231

Cash Adjustments
Less:	Free rent (net of amortization)	$10,851	$568	1,810.4%	$(1,346)	$(1,104)
	Straight-line revenue adjustment	5,123	5,464	(6.2)%	5,972	4,981
	Amortization of acquired above and below-market leases, net	4,396	3,853	14.1%	4,344	4,183
Plus:	Operating lease straight-line adjustment	258	258	—%	258	258
	Straight-line tenant credit loss	(137)	—	—%	—	—
	Cash NOI	$56,368	$64,592	(12.7)%	$67,153	$65,429

Operating Margins
	NOI to real estate revenue, net	62.5%	61.4%		61.9%	60.2%
	Cash NOI to real estate revenue, net	46.0%	53.4%		54.8%	53.8%

	NOI before operating lease rent/real estate revenue, net	64.1%	63.0%		63.5%	61.8%
	Cash NOI before operating lease rent/real estate revenue, net	47.4%	54.8%		56.1%	55.2%

Supplemental Information	20	First Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2019	2018	%	2018	2018
Revenues
	Rental revenue, net	$208,542	$204,642	1.9%	$211,980	$210,702
	Escalation & reimbursement revenues	27,257	26,496	2.9%	30,154	28,876
	Other income	595	3,902	(84.8)%	855	1,289
	Total Revenues	$236,394	$235,040	0.6%	$242,989	$240,867

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(1,753)	$(738)	137.5%	$(2,655)	$(5,025)
Expenses
	Operating expenses	$51,752	$52,530	(1.5)%	$51,523	$51,455
	Operating lease rent	8,298	8,308	(0.1)%	8,015	8,308
	Real estate taxes	46,073	43,903	4.9%	45,336	46,185
		$106,123	$104,741	1.3%	$104,874	$105,948

	Operating Income	$128,518	$129,561	(0.8)%	$135,460	$129,894

	Interest expense & amortization of financing costs	$18,394	$26,990	(31.8)%	$23,245	$25,641
	Depreciation & amortization	61,261	61,626	(0.6)%	65,902	65,319

	Income before noncontrolling interest	$48,863	$40,945	19.3%	$46,313	$38,934
Plus:	Real estate depreciation & amortization	61,198	61,558	(0.6)%	65,839	65,256
	Joint Ventures Real estate depreciation & amortization (1)	42,493	42,022	1.1%	42,883	43,163
	FFO Contribution	$152,554	$144,525	5.6%	$155,035	$147,353

Less:	Non–building revenue	$83	$113	(26.5)%	$(602)	$239
	Joint Ventures Non–building revenue (1)	214	208	2.9%	185	182

Plus:	Interest expense & amortization of financing costs	18,394	26,990	(31.8)%	23,245	25,641
	Joint Ventures Interest expense & amortization of financing costs (1)	36,035	33,087	8.9%	35,766	35,219
	Non-real estate depreciation	63	68	(7.4)%	63	63
	Joint Ventures Non-real estate depreciation (1)	56	56	—%	56	56
	NOI	$206,805	$204,405	1.2%	$214,582	$207,911

Cash Adjustments
	Non-cash adjustments	$(508)	$(3,256)	(84.4)%	$(6,580)	$(6,337)
	Joint Venture non-cash adjustments (1)	(20,249)	(9,627)	110.3%	(8,712)	(7,802)
	Cash NOI	$186,048	$191,522	(2.9)%	$199,290	$193,772

Operating Margins
	NOI to real estate revenue, net	57.6%	57.4%		58.6%	57.4%
	Cash NOI to real estate revenue, net	51.8%	53.8%		54.4%	53.5%

	NOI before operating lease rent/real estate revenue, net	60.5%	60.3%		61.3%	60.2%
	Cash NOI before operating lease rent/real estate revenue, net	54.5%	56.5%		57.0%	56.1%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	First Quarter 2019

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2019	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	3/31/2019	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
762 Madison Avenue	90.0	$771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	212,463	4.68%		3,885	Jul-22		197,816	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		835	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	39,724	3.00%		837	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,634	3.59%		684	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,388,592	4.24%		$6,241			$1,334,703
Unsecured fixed rate debt
Unsecured notes		$250,000	7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,616	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		303,918	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		1,000,000	3.19%	(3)	—	Mar-23	(3)	1,000,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$2,153,534	3.97%		$—			$2,150,000

Total Fixed Rate Debt		$3,542,126	4.07%		$6,241			$3,484,703
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 27 bps)		$13,000	2.77%		—	May-19		13,000	—	Open
Debt & preferred equity facility (LIBOR + 234 bps)		300,000	4.83%	(4)	—	Jun-19		300,000	Jun-20	Open
FHLB Facility (LIBOR + 18 bps)		14,500	2.68%		—	Dec-19		14,500	—	Open
FHLB Facility (LIBOR + 26 bps)		10,000	2.76%		—	Jan-20		10,000	—	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	4.50%		—	Aug-20		15,523	—	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	49,872	4.90%		—	Mar-21		49,872	Mar-22	Open
185 Broadway (LIBOR + 285 bps)	100.0	111,869	5.35%		—	Nov-21		111,869	—	Open
712 Madison Avenue (LIBOR + 250 bps)	100.0	28,000	5.00%		—	Dec-21		28,000	—	Open
115 Spring Street (LIBOR + 340 bps)	100.0	65,550	5.90%		—	Sep-23		65,550	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	3.70%		—	Sep-23		50,000	—	Open
		$658,314	4.82%		$—			$658,314
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	3.58%		$—	Aug-21		$350,000	—	Aug-19
Revolving credit facility (LIBOR + 100 bps)		790,000	3.50%		—	Mar-22		790,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	3.60%		—	Mar-23		300,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	4.15%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.85%		—	Jul-35		100,000	—	Open
		$1,740,000	3.62%		$—			$1,740,000

Total Floating Rate Debt		$2,398,314	3.95%		$—			$2,398,314

Total Debt - Consolidated		$5,940,440	4.03%		$6,241			$5,883,017

Deferred financing costs		(50,376)
Total Debt - Consolidated, net		$5,890,064	4.03%

Total Debt - Joint Venture, net		$3,760,385	4.23%

Total Debt including SLG share of unconsolidated JV Debt		$9,755,670	4.10%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,765,248	4.12%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.49% or the 3-month LIBOR rate at the end of the quarter of 2.60%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(4) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-month LIBOR based on the pledged collateral and advance rate.

Supplemental Information	22	First Quarter 2019

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2019	Initial		Principal	As-Of
	Ownership	3/31/19				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19	(3)	$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
1515 Broadway	56.9	851,492	484,235	3.93%		9,855	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	99,311	40,718	3.00%		858	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	320,047 (4)	20,163	4.20%		196	Various	(4)	18,792	—	Open
Total Fixed Rate Debt		$5,660,178	$2,338,196	4.06%	(5)	$10,909			$2,267,133
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	4.23%		$—	Sep-19		$600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	4.00%		—	Nov-19		7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.75%		—	Feb-20		93,500	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	5.15%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	188,939	47,235	4.62%		—	Nov-20		47,235	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.95%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	359,705	179,493	4.25%		1,512	Feb-21		175,858	—	Open
One Vanderbilt (LIBOR + 275 bps)	71.0	375,000	266,288	5.25%		—	Sep-21		266,288	—	Open
2 Herald Square (LIBOR + 144 bps)	51.0	133,565	68,118	4.05%		—	Nov-21		68,118	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.94%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,552	500	5.15%		28	Jun-33		4	—	Open
Total Floating Rate Debt		$3,211,761	$1,477,034	4.49%	(5)	$1,540			$1,472,903
Total unconsolidated JV Debt		$8,871,939	$3,815,230	4.23%	(5)	$12,449			$3,740,036
	Deferred financing costs	(111,606)	(54,845)
Total unconsolidated JV Debt, net		$8,760,333	$3,760,385	4.23%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.49%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2019.
(4) Amount is comprised of $133.6 million, $53.8 million, and $132.6 million in fixed-rate mortgages that mature in August 2019, June 2024, and April 2028, respectively.
(5) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,542,126
Total Debt / Total Assets	39.5%	Less than 60%					SLG Share of JV		2,338,196
Fixed Charge Coverage	2.37x	Greater than 1.4x					Total Fixed Rate Debt		$5,880,322	60.3%
Maximum Secured Indebtedness	14.0%	Less than 50%
Maximum Unencumbered Leverage Ratio	45.0%	Less than 60%				Floating Rate Debt
							Consolidated		$2,398,314
Unsecured Notes Covenants							SLG Share of JV		1,477,034
	Actual	Required							3,875,348
Total Debt / Total Assets	38.9%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,326,824)
Secured Debt / Total Assets	20.2%	Less than 40%				Total Floating Rate Debt			$2,548,524	26.1%
Debt Service Coverage	2.80x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	280.3%	Greater than 150%					Total Debt		$9,755,670

Supplemental Information	23	First Quarter 2019

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2019 Scheduled	2020 Scheduled	2021 Scheduled	2022 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$2,306	$14,078	2022	(2)
461 Fifth Avenue	2,100	2,100	2,250	2,400	16,048	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	57,734	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	97,277	2043
420 Lexington Avenue	10,899	11,174	11,199	11,199	182,267	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	10,097	2090
1080 Amsterdam Avenue	226	314	314	314	7,111	2111
30 East 40th Street	204	212	229	229	5,245	2114
Total	$31,066	$31,437	$31,629	$29,472	$389,857

Financing Leases
1080 Amsterdam Avenue	$315	$436	$436	$436	$22,159	2111
30 East 40th Street	2,096	2,183	2,358	2,358	21,664	2114
Total	$2,411	$2,619	$2,794	$2,794	$43,823

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,284	$1,284	$1,284	$1,283	$27,299	2062
650 Fifth Avenue (Floors 4-6)	1,645	1,645	1,659	1,790	19,170	2033
1560 Broadway	6,491	6,811	6,861	6,861	78,041	2054
333 East 22nd Street	217	217	222	238	5,196	2115
Total	$9,637	$9,957	$10,026	$10,172	$129,706

Financing Leases
2 Herald Square	$6,778	$6,948	$7,122	$7,300	$226,579	2027	(3)
650 Fifth Avenue (Floors b-3)	6,695	6,695	6,695	6,695	96,463	2062
Total	$13,473	$13,643	$13,817	$13,995	$323,042

(1) Per the balance sheet at March 31, 2019.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	24	First Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

3/31/2018	$2,085,871		$2,049,512	9.21%	(5)	9.01%	(5)

Debt investment originations/fundings/accretion(4)	378,316
Preferred Equity investment originations/accretion(4)	2,103
Redemptions/Sales/Syndications/Amortization	(297,775)
6/30/2018	$2,168,515		$2,211,777	8.80%	(5)	8.84%	(5)

Debt investment originations/fundings/accretion(4)	53,275
Preferred Equity investment originations/accretion(4)	2,128
Redemptions/Sales/Syndications/Amortization	(246,861)
9/30/2018	$1,977,057		$2,072,310	8.70%		8.68%

Debt investment originations/fundings/accretion(4)	171,832
Preferred Equity investment originations/accretion(4)	145,399
Redemptions/Sales/Syndications/Amortization	(194,895)
12/31/2018	$2,099,393		$2,053,913	8.88%		9.01%

Debt investment originations/fundings/accretion(4)	436,819
Preferred Equity investment originations/accretion(4)	3,416
Redemptions/Sales/Syndications/Amortization	(267,387)
3/31/2019	$2,272,241	(6)	$2,239,180	8.76%		8.78%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believed that the fair value of the property exceeded the carrying amount of the loans. On May 10, 2018, the Company was the successful bidder at the foreclosure of the asset, at which time the loans were credited to our equity investment in the property.

(6) Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.58% that are included in other balance sheet line items.

Supplemental Information	25	First Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (2)

Senior Mortgage Debt	$720,264	$29,528	$749,792		$—	$574	7.25%	7.46%

Junior Mortgage Participation	86,337	—	86,337		336,424	$2,802	11.86%	11.81%

Mezzanine Debt	520,223	678,267	1,198,490		6,364,843	$1,293	9.51%	9.40%

Preferred Equity	—	237,622	237,622		272,000	$809	9.12%	8.74%

Balance as of 3/31/19	$1,326,824	$945,417	$2,272,241	(3)	$6,973,267	$1,062	8.76%	8.78%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.58% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2019	2020	2021	2022	2023 & Thereafter
Floating Rate	381,532	835,501	109,791	—	—
Fixed Rate	—	442,184	3,500	206,659	293,074
Sub-total	381,532	1,277,685	113,291	206,659	293,074

(1) The weighted average maturity of the outstanding balance is 1.77 years. Approximately 71.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.89 years.

Supplemental Information	26	First Quarter 2019

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	3/31/2019	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mortgage and Mezzanine Loans	$230,879	Residential	Manhattan	$—	$843	7.68%

Mezzanine Loan	215,512	Office	Manhattan	1,160,000	$1,198	9.33%

Mezzanine Loan	202,184	Fee	Manhattan	318,078	$892	8.58%

Mezzanine Loan and Preferred Equity	149,862	Office	Manhattan	1,768,000	$1,043	11.01%

Preferred Equity	143,009	Office	Manhattan	272,000	$654	5.80%

Mortgage and Mezzanine Loans	128,560	Residential	Manhattan	—	$1,336	9.06%

Mortgage and Mezzanine Loans	112,886	Residential	Manhattan	51,825	$858	10.35%

Mortgage and Mezzanine Loans	101,028	Office	Manhattan	—	$468	6.35%

Mezzanine Loan	94,118	Multi-Family Rental	Manhattan	576,313	$941	10.00%

Mezzanine Loan	92,055	Office	Manhattan	375,459	$82	12.89%

Total	$1,470,093			$4,521,675		8.91%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	27	First Quarter 2019

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	94.9	94.3	92.9	91.6	91.6	$5,153		0.2	56
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.0	99.6	99.6	99.6	98.8	98.8	46,193	5.3	3.6	17
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	85.4	79.2	77.5	77.1	75.3	11,081	1.3	0.9	28
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	90.3	77.3	83.0	83.5	83.4	14,953		1.0	60
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.3	94.5	99.5	99.6	99.6	99.6	41,570	4.8	3.2	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.3	90.9	88.8	89.3	62.5	61.3	63,972	7.4	4.9	36
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	97.8	100.0	91.9	100.0	100.0	16,435	1.9	1.3	10
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.5	93.1	95.7	95.4	96.8	95.0	82,365	9.5	6.3	194
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	79.0	79.0	79.0	79.0	75.8	14,739	1.7	1.1	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.5	84.2	81.0	81.0	76.4	76.4	56,809	6.6	4.4	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.6	99.9	99.9	99.9	99.9	99.9	44,707	5.2	3.4	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.0	98.8	98.8	98.8	98.8	63,177	7.3	4.9	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,800	1.1	0.8	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	15,027	1.7	1.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.0	97.0	93.7	90.3	89.3	89.3	35,437	4.1	2.7	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.0	93.3	98.0	96.5	98.9	98.9	46,369	5.4	3.6	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.6	97.6	97.6	94.2	95.8	95.2	48,973	5.7	3.8	51
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.0	85.6	85.5	82.2	96.7	98.1	87,413	10.1	6.7	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	89.5	89.8	88.5	88.5	90.5	41,228	4.8	3.2	37
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.5	100.0	100.0	100.0	100.0	100.0	74,941	8.7	5.8	2

Subtotal / Weighted Average				20	12,387,091	47.0%	93.7%	93.7%	92.8%	91.7%	91.5%	$820,342	92.4%	62.9%	660

Total / Weighted Average Consolidated Properties				20	12,387,091	47.0%	93.7%	93.7%	92.8%	91.7%	91.5%	$820,342	92.4%	62.9%	660

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.3	95.4	83.7	83.7	83.7	81.1	$33,007		1.4	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.8	100.0	100.0	100.0	100.0	100.0	160,050		7.4	11
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.2	79.0	90.0	91.2	92.0	92.3	55,418		2.1	32
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.6	89.5	89.5	92.8	92.8	92.8	113,967		4.4	37
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	96.3	94.7	91.7	94.2	90.2	32,293		1.3	44
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	93.1	93.1	92.4	96.4	94.6	36,492		1.7	43
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.5	100.0	100.0	100.0	100.0	100.0	98,507		3.9	9
Added to Same Store in 2019
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.3	73.5	72.1	62.4	58.2	58.2	21,062		0.4	12
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.6	98.5	98.5	98.5	98.5	98.5	135,734		6.0	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.8	96.9	96.9	98.5	98.5	98.5	136,239		2.6	25

Subtotal / Weighted Average				10	11,307,183	42.9%	95.1%	95.4%	95.7%	95.9%	95.6%	$822,769		31.0%	266

"Non Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.4	73.6	73.4	81.6	81.6	N/A	$26,926		1.1	4

Subtotal / Weighted Average				1	369,000	1.4%	73.6%	73.4%	81.6%	81.6%	—%	$26,926		1.1%	4

Total / Weighted Average Unconsolidated Properties				11	11,676,183	44.3%	94.4%	94.7%	95.3%	95.5%	95.6%	$849,695		32.1%	270

Manhattan Operating Properties Grand Total / Weighted Average				31	24,063,274	91.3%	94.0%	94.2%	94.0%	93.5%	93.5%	$1,670,037			930
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,233,828		94.9%
Manhattan Operating Properties Same Store Occupancy %					23,694,274	98.5%	94.4%	94.5%	94.2%	93.7%	93.5%
Manhattan Operating Properties Same Store Leased Occupancy %							95.8%	96.0%	96.1%	96.1%	95.5%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	28	First Quarter 2019

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	97.5	97.5	92.9	92.9	86.8	$6,394	0.7	0.5	15
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	86.1	86.1	87.3	87.3	87.3	5,479	0.6	0.4	7
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.9	99.9	99.9	100.0	100.0	100.0	6,300	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.5	97.3	100.0	100.0	100.0	100.0	15,322	1.8	1.2	22
"Same Store" Westchester, New York Subtotal/Weighted Average				4	1,107,000	4.2%	95.4%	96.3%	95.6%	95.6%	94.2%	$33,495	3.9%	2.6%	52

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	85.9	88.4	87.7	87.4	85.5	$9,096	1.1	0.7	57
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	99.5	99.5	97.0	97.0	94.6	1,181	0.1	0.1	9
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	57.8	58.0	70.9	75.4	76.9	2,652	0.3	0.2	17
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	88.0	85.3	85.3	92.4	92.4	3,143	0.4	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.6	98.6	98.6	98.6	98.6	1,014	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.7	93.7	93.7	93.7	93.7	93.7	4,256	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	766	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	85.5	85.5	85.5	84.7	80.5	5,864	0.7	0.5	24
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	87.0	89.7	90.4	90.4	97.4	4,260	0.5	0.3	25
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	4.5%	85.8%	86.6%	87.8%	88.7%	88.5%	$32,231	3.7%	2.5%	164

Total / Weighted Average Consolidated Properties				13	2,295,200	8.7%	90.4%	91.3%	91.6%	92.0%	91.3%	$65,726	7.6%	5.1%	216

Suburban Operating Properties Grand Total / Weighted Average				13	2,295,200	8.7%	90.4%	91.3%	91.6%	92.0%	91.3%	$65,726			216
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$65,726		5.1%
Suburban Operating Properties Same Store Occupancy %					2,295,200	100.0%	90.4%	91.3%	91.6%	92.0%	91.3%
Suburban Operating Properties Same Store Leased Occupancy %							91.1%	91.8%	92.1%	92.2%	92.4%

Supplemental Information	29	First Quarter 2019

SELECTED PROPERTY DATA Retail and Residential Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.6	100.0	100.0	100.0	100.0	100.0	$2,946	1.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,587	1.3	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.8	100.0	100.0	100.0	100.0	100.0	3,406	3.9	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.1	100.0	100.0	100.0	100.0	100.0	1,639	0.9	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	40.8	100.0	100.0	99.4	99.4	99.4	17,610	20.4	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	18.1	100.0	100.0	100.0	100.0	100.0	50,785	6.4	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.2	100.0	100.0	100.0	100.0	100.0	15,312	17.7	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,942	2.0	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.9	100.0	100.0	100.0	100.0	100.0	1,801	2.1	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.6	88.3	88.3	88.3	67.5	67.5	27,892	16.2	3
Subtotal/Weighted Average				11	569,201	86.0%	98.8%	98.8%	98.5%	96.4%	96.4%	$126,920	72.1%	33

"Non Same Store" Retail
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.0	100.0	100.0	N/A	N/A	N/A	$590	0.7	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	10.5	100.0	100.0	100.0	100.0	100.0	34,186	19.8	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.0	100.0	100.0	N/A	N/A	N/A	3,392	3.9	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.5	100.0	100.0	100.0	—	—	4,000	3.5	1
Subtotal/Weighted Average				4	92,279	14.0%	100.0%	100.0%	100.0%	87.3%	87.3%	$42,168	27.9%	4

Total / Weighted Average Retail Properties				15	661,480	100.0%	99.0%	99.0%	98.7%	95.3%	95.3%	$169,088	100.0%	37

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	96.1	96.1	95.8	95.5	95.5	$4,263	$16,319
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	95.4	92.8	91.6	90.8	92.3	3,747	12,961
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	96.8	95.2	95.2	95.2	98.4	3,661	5,900
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	90.6	94.8	99.0	95.8	94.8	4,116	4,622
Stonehenge Portfolio	Various		Fee Interest	7	858,056	1,017	94.5	95.0	95.4	95.9	96.7	4,031	53,748
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	90.9	86.0	88.9	82.9	79.4	3,688	52,580
Subtotal/Weighted Average				11	2,521,001	3,011	93.3%	91.4%	92.7%	90.3%	89.4%	$3,889	$146,130

Total / Weighted Average Residential Properties				11	2,521,001	3,011	93.3%	91.4%	92.7%	90.3%	89.4%	$3,889	$146,131

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	First Quarter 2019

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	4.8	3.6	18.0	17.0	17.0	17.0	$31	0.1	$8,995	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	1	259,856	53.3	—	—	—	—	—	—	—	73,494	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	8.8	100.0	100.0	100.0	100.0	100.0	4,500	18.3	68,753	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	32.8	96.0	96.0	—	3.0	5.2	20,124	81.6	240,612	2
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.3	—	—	—	—	—	—	—	7,197	—
Total / Weighted Average Development / Redevelopment Properties				6	487,101	100.0%	40.5%	41.2%	9.6%	10.6%	11.3%	$24,655	100.0%	$399,051	4

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity
					Land Contributed		Equity Contributed		Contributions		Financing		Total
Building	Gross	Ownership	Estimated	Percentage		Market							Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Budget (1)

One Vanderbilt	1,730,989	71.0	Q3 2020	56.9	$331,490	$235,946	$529,741	$430,271	$10,310	$22,242	$375,000	$1,375,000	$3,310,000

Total Construction In Progress					$331,490	$235,946	$529,741	$430,271	$10,310	$22,242	$375,000	$1,375,000	$3,310,000

(1) Includes joint venture fees paid to the Company, including development and financing fees, direct personnel expense and leasing commissions, $61.2 million of which have been funded as of March 31, 2019. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	31	First Quarter 2019

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	$3,406	1.0	1.6	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	100.0	100.0	N/A	N/A	N/A	590	0.2	0.3	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	12.1	100.0	100.0	99.4	99.4	99.4	14,080	4.2	6.6	9
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	N/A	N/A	N/A	3,392	1.0	1.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.6	100.0	100.0	100.0	—	—	4,000	1.2	1.4	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.2	100.0	100.0	100.0	100.0	100.0	15,312	4.6	7.1	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,942	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.9	100.0	100.0	100.0	100.0	100.0	1,801	0.5	0.8	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				9	326,035	18.1%	99.7%	99.7%	99.3%	96.1%	96.1%	$44,523	13.3%	20.2%	22

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.0	100.0	100.0	100.0	100.0	100.0	$2,946	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,587	1.1	0.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,639	0.5	0.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.8	100.0	100.0	100.0	100.0	100.0	34,186	10.2	8.0	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.6	100.0	100.0	100.0	100.0	100.0	50,785	15.1	2.6	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.2	88.3	88.3	88.3	67.5	67.5	27,892	8.3	6.5	3

Subtotal / Weighted Average				7	283,832	15.7%	97.6%	97.6%	97.6%	93.4%	93.4%	$121,035	36.1%	18.4%	14

Total / Weighted Average Prime Retail				16	609,867	33.8%	98.7%	98.7%	98.5%	94.8%	94.8%	$165,558	49.3%	38.5%	36

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	81.1	81.1	100.0	100.0	100.0	$453	0.1	0.1	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.4	100.0	100.0	100.0	100.0	100.0	3,370	1.0	1.6	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.9	86.8	98.7	98.7	98.7	86.8	2,657	0.8	1.1	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.8	79.9	100.0	100.0	100.0	100.0	4,065	1.2	1.9	5
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.0	85.6	85.6	85.6	85.6	85.6	2,890	0.9	1.3	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.4	100.0	100.0	100.0	100.0	100.0	3,545	1.1	1.7	6
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	584	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.5	100.0	100.0	100.0	100.0	100.0	4,822	1.4	2.2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.9	100.0	100.0	100.0	100.0	100.0	2,362	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.3	100.0	100.0	100.0	100.0	100.0	5,836	1.7	2.7	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.3	100.0	100.0	100.0	100.0	100.0	2,087	0.6	1.0	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	34,836	1.9	68.7	68.7	—	—	—	8,900	2.7	4.1	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.2	100.0	100.0	100.0	100.0	100.0	23,454	7.0	10.9	20
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.3	100.0	100.0	100.0	100.0	100.0	3,434	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.6	100.0	100.0	100.0	100.0	100.0	3,767	1.1	1.8	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.4	100.0	100.0	100.0	100.0	100.0	3,115	0.9	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.4	72.3	72.3	72.3	100.0	100.0	2,574	0.8	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.0	100.0	100.0	100.0	100.0	100.0	4,320	1.3	2.0	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	292	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.1	100.0	100.0	100.0	100.0	100.0	6,774	2.0	3.2	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.0	100.0	100.0	100.0	100.0	100.0	2,847	0.8	1.3	6

Subtotal / Weighted Average				21	628,952	34.9%	94.9%	96.2%	92.5%	93.6%	93.3%	$92,148	27.5%	42.7%	102

(1) Development / Redevelopment properties.

Supplemental Information	32	First Quarter 2019

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		5.2	60.6	59.9	59.9	59.9	N/A	$14,544	4.3	3.5	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.2	100.0	100.0	100.0	100.0	100.0	3,764	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.2	98.7	98.7	98.7	98.7	96.6	3,823	1.1	1.1	6
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.2	100.0	100.0	100.0	100.0	100.0	3,862	1.2	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.5	100.0	100.0	100.0	100.0	100.0	2,181	0.6	0.5	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.5	75.4	75.4	75.4	75.4	75.4	1,719	0.5	0.3	9
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.9	100.0	100.0	100.0	100.0	100.0	5,445	1.6	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,926	0.6	0.5	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.7	100.0	100.0	100.0	100.0	100.0	3,607	1.1	0.9	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		10.3	100.0	100.0	100.0	100.0	100.0	32,713	9.7	8.7	9
Worldwide Plaza	24.4	Westside	Fee Interest	1	10,592	(1)	0.6	97.2	97.2	97.2	100.0	100.0	1,327	0.4	0.2	7
Stonehenge Portfolio	Various		Fee Interest	3	22,551		1.3	88.9	88.9	83.1	83.1	88.9	2,860	0.9	0.1	10

Subtotal / Weighted Average				15	564,657		31.3%	92.4%	92.3%	92.1%	92.1%	98.7%	$77,980	23.2%	19.0%	69

Total / Weighted Average Other Retail				36	1,193,609		66.2%	93.7%	94.3%	92.3%	92.9%	95.6%	$170,131	50.7%	61.5%	171

Retail Grand Total / Weighted Average				52	1,803,476		100.0%	95.4%	95.8%	94.4%	93.5%	95.3%	$335,689	100.0%		207
Retail Grand Total - SLG share of Annualized Rent													$214,802		100.0%

(1) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	First Quarter 2019

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

		Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	Dec 2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	May 2037	1,265,841	78,147	46,888	3.2%	61.74
	1055 Washington Blvd	Jan 2022	2,525	100	100	—%	39.60
			2,415,247	$150,817	$119,558	8.2%	$62.44	A

Viacom International, Inc.	1515 Broadway	Jun 2031	1,470,284	92,674	52,824	3.6%	$63.03
		Mar 2028	9,106	1,924	1,097	0.1%	211.30
			1,479,390	$94,598	$53,921	3.7%	$63.94	BBB-

Ralph Lauren Corporation	625 Madison Avenue	Dec 2019	386,785	31,251	31,251	2.1%	$80.80	A-
Sony Corporation	11 Madison Avenue	Jan 2031	578,791	44,372	26,623	1.8%	$76.66	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	June 2022	577,438	46,709	23,822	1.6%	$80.89
King & Spalding	1185 Avenue of the Americas	Oct 2025	218,275	20,350	20,350	1.4%	$93.23
Visiting Nurse Service of New York	220 East 42nd Street	Sep 2048	308,115	18,933	18,933	1.3%	$61.45

The City of New York	100 Church Street	Mar 2034	509,068	18,528	18,528	1.3%	$36.40
	420 Lexington Avenue	Oct 2030	4,077	279	279	0.1%	68.48
			513,145	$18,807	$18,807	1.4%	$36.65	Aa1

Advance Magazine Group, Fairchild Publications	750 Third Avenue	Feb 2021	286,622	14,727	14,727	1.0%	$51.38
	485 Lexington Avenue	Feb 2021	52,573	3,654	3,654	0.3%	69.50
			339,195	$18,381	$18,381	1.3%	$54.19

Metro-North Commuter Railroad Company	420 Lexington Avenue	Nov 2034	334,654	17,922	17,922	1.2%	$53.55
	110 East 42nd Street	Oct 2021	1,840	115	115	—%	62.64
			336,494	$18,037	$18,037	1.2%	$53.60	Aa2

Giorgio Armani Corporation	752-760 Madison Avenue	Dec 2024	21,124	15,312	15,312	1.1%	$724.87
	717 Fifth Avenue	Sep 2022	46,940	22,027	2,401	0.2%	469.26
	762 Madison Avenue	Dec 2024	1,264	245	221	—%	194.20
			69,328	$37,584	$17,934	1.3%	$542.13

News America Incorporated	1185 Avenue of the Americas	Nov 2020	165,086	17,407	17,407	1.2%	$105.44	A
Nike Retail Services, Inc.	650 Fifth Avenue	Jan 2033	69,214	34,186	17,093	1.2%	$493.91	AA-

C.B.S. Broadcasting, Inc.	555 West 57th Street	Dec 2023	338,527	16,443	16,443	1.1%	$48.57
	Worldwide Plaza	Jan 2027	32,598	2,128	518	0.1%	65.28
			371,125	$18,571	$16,961	1.2%	$50.04	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	Apr 2032	231,114	14,750	14,750	1.0%	$63.82
	1055 Washington Blvd.	Oct 2028	23,800	863	863	0.1%	36.25
			254,914	$15,613	$15,613	1.1%	$61.25	BBB+

National Hockey League	1185 Avenue of the Americas	Nov 2022	148,217	15,345	15,345	1.1%	$103.35
Cravath, Swaine & Moore LLP	Worldwide Plaza	Aug 2024	617,135	62,225	15,152	1.0%	$100.83

WME IMG, LLC	304 Park Avenue	Apr 2028	129,313	9,426	9,426	0.6%	$72.89
	11 Madison Avenue	Sep 2030	103,426	9,103	5,462	0.4%	88.01
			232,739	$18,529	$14,888	1.0%	$79.61

WeWork	609 Fifth Avenue	Apr 2035	138,563	11,224	11,224	0.8%	$81.00
	2 Herald Sqaure	Feb 2036	123,633	6,852	3,494	0.2%	55.42
			262,196	$18,076	$14,718	1.0%	$68.94

Amerada Hess Corp.	1185 Avenue of the Americas	Dec 2027	167,169	$14,584	$14,584	1.0%	$87.24	BBB-

Total			9,509,998	$714,375	$509,378	35.1%	$75.12

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	34	First Quarter 2019

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.7%	—%
Business Services	2.5%	—%
Financial Services	32.0%	31.2%
Government / Non Profit	3.3%	1.1%
Legal	8.5%	15.1%
Manufacturing	2.4%	9.6%
Medical	2.8%	0.2%
Other	5.5%	6.4%
Professional Services	6.9%	11.9%
Retail	11.9%	1.0%

TAMI
Technology	1.7%	7.6%
Advertising	3.9%	—%
Media	13.7%	15.9%
Information	0.2%	—%

Total	100.0%	100.0%

Supplemental Information	35	First Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/18			1,306,846

Add: Property no longer in redevelopment	55 West 46th Street - Tower 46		96,857

Space which became available during the Quarter (2):
Office
	30 East 40th Street	1	632	632	$74.90
	100 Park Avenue	3	92,536	100,454	87.53
	110 East 42nd Street	1	4,154	4,249	63.59
	125 Park Avenue	3	64,848	70,018	63.63
	220 East 42nd Street	1	3,082	3,082	54.43
	304 Park Avenue South	1	4,783	5,162	76.04
	420 Lexington Avenue	11	49,914	62,102	61.61
	521 Fifth Avenue	1	5,822	6,580	97.78
	625 Madison Avenue	1	4,000	4,000	88.94
	750 Third Avenue	1	36,667	40,361	71.77
	1185 Avenue of the Americas	1	25,000	25,000	84.28
	1350 Avenue of the Americas	1	2,075	3,243	77.53
	Total/Weighted Average	26	293,513	324,883	$74.51

Retail
	125 Park Avenue	1	5,500	5,500	$128.94
	Total/Weighted Average	1	5,500	5,500	$128.94

Storage
	100 Park Avenue	6	3,430	3,161	$36.24
	125 Park Avenue	1	25	964	6.22
	420 Lexington Avenue	1	118	300	35.44
	625 Madison Avenue	1	612	612	26.00
	Total/Weighted Average	9	4,185	5,037	$29.20

	Total Space which became available during the quarter
	Office	26	293,513	324,883	$74.51
	Retail	1	5,500	5,500	$128.94
	Storage	9	4,185	5,037	$29.20
		36	303,198	335,420	$74.72

	Total Available Space		1,706,901

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	First Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,706,901

Office
	10 East 53rd Street	4	9.9	41,164	49,104	$73.10	$—	$106.73	10.3
	30 East 40th Street	1	15.0	1,040	1,270	62.00	58.20	—	6.0
	55 West 46th Street - Tower 46	1	2.9	5,028	5,028	79.00	—	8.69	2.0
	100 Park Avenue	1	5.3	4,450	5,043	81.00	—	118.15	3.0
	110 East 42nd Street	4	8.4	17,527	18,023	61.86	46.51	93.27	2.6
	110 Greene Street	2	10.1	28,980	19,779	70.17	60.84	58.56	9.0
	125 Park Avenue	2	18.9	40,224	43,819	66.00	62.51	87.00	12.0
	220 East 42nd Street	1	29.6	26,725	29,400	57.00	—	100.50	15.0
	420 Lexington Avenue	7	8.4	18,706	26,182	65.81	59.67	53.77	1.9
	485 Lexington Avenue	1	15.7	28,907	29,698	65.00	—	105.00	3.0
	521 Fifth Avenue	2	9.6	13,188	14,416	65.00	70.16	102.94	3.9
	711 Third Avenue	1	12.1	17,392	19,025	60.00	59.12	127.43	7.0
	1185 Avenue of the Americas	1	10.4	26,500	27,508	71.00	69.53	70.00	5.0
	Total/Weighted Average	28	13.6	269,831	288,295	$66.70	$62.81	$89.65	7.6

Retail
	2 Herald Square	1	10.4	630	630	$695.24	$—	$125.00	5.0
	Total/Weighted Average	1	10.4	630	630	$695.24	$—	$125.00	5.0

Storage
	220 East 42nd Street	1	29.6	1,315	1,315	$28.50	$—	$—	15.0
	Total/Weighted Average	1	29.6	1,315	1,315	$28.50	$—	$—	15.0

Leased Space
	Office (3)	28	13.6	269,831	288,295	$66.70	$62.81	$89.65	7.6
	Retail	1	10.4	630	630	$695.24	$—	$125.00	5.0
	Storage	1	29.6	1,315	1,315	$28.50	$—	$—	15.0
	Total	30	13.7	271,776	290,240	$67.89	$62.81	$89.32	7.6

Total Available Space as of 3/31/19				1,435,125

Early Renewals
Office
	420 Lexington Avenue	1	5.0	1,922	2,309	$62.00	$60.22	$—	—
	485 Lexington Avenue	1	1.0	12,449	12,790	77.50	77.50	—	—
	711 Third Avenue	1	10.3	15,000	19,025	65.00	61.81	60.12	4.0
	800 Third Avenue	2	1.4	17,912	17,912	84.60	85.60	1.69	—
	1350 Avenue of the Americas	2	3.8	61,248	62,512	72.90	75.72	—	0.1
	Total/Weighted Average	7	4.2	108,531	114,548	$73.71	$74.84	$10.25	0.7

Retail
	800 Third Avenue	1	3.0	7,100	7,100	$157.96	$162.27	$—	—
	Total/Weighted Average	1	3.0	7,100	7,100	$157.96	$162.27	$—	—

Storage
	800 Third Avenue	1	2.3	180	950	$25.00	$25.00	$—	—
	Total/Weighted Average	1	2.3	180	950	$25.00	$25.00	$—	—

Renewals
	Early Renewals Office	7	4.2	108,531	114,548	$73.71	$74.84	$10.25	0.7
	Early Renewals Retail	1	3.0	7,100	7,100	$157.96	$162.27	$—	—
	Early Renewals Storage	1	2.3	180	950	$25.00	$25.00	$—	—
	Total	9	4.1	115,811	122,598	$78.21	$79.52	$9.58	0.7

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $66.21/rsf for 156,054 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $69.38/rsf for 270,602 rentable SF.

Supplemental Information	37	First Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/18			202,480

Space which became available during the Quarter (2):
Office
	200 Summit Lake Drive, Valhalla, New York	1	2,512	2,512	$25.25
	360 Hamilton Avenue, White Plains, New York	1	13,075	13,075	35.13
	1 Landmark Square, Stamford, Connecticut	3	7,780	7,780	37.61
	3 Landmark Square, Stamford, Connecticut	1	5,170	5,170	40.00
	1010 Washington Boulevard, Stamford, Connecticut	1	3,858	3,858	35.41
	Total/Weighted Average	7	32,395	32,395	$35.67

Retail
	3 Landmark Square, Stamford, Connecticut	1	170	170	$22.00
		1	170	170	$22.00

Storage
	360 Hamilton Avenue, White Plains, New York	1	626	626	$7.00
	5 Landmark Square, Stamford, Connecticut	2	400	1,026	14.03
	Total/Weighted Average	3	1,026	1,652	$11.36

	Total Space which became available during the Quarter
	Office	7	32,395	32,395	$35.67
	Retail	1	170	170	$22.00
	Storage	3	1,026	1,652	$11.36
		11	33,591	34,217	$34.43

	Total Available Space		236,071

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	First Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				236,071

Office
	200 Summit Lake Drive, Valhalla, New York	1	1.0	2,512	2,512	$25.25	$25.25	$—	—
	360 Hamilton Avenue, White Plains, New York	1	7.4	3,268	3,268	41.00	35.01	55.00	5.0
	3 Landmark Square, Stamford, Connecticut	1	0.8	5,170	5,170	40.00	40.00	—	—
	4 Landmark Square, Stamford, Connecticut	2	7.4	2,840	2,915	32.60	33.00	11.50	5.0
	Total/Weighted Average	5	3.8	13,790	13,865	$36.01	$34.83	$15.38	2.2

Storage
	1 Landmark Square, Stamford, Connecticut	1	5.8	200	826	$15.00	$15.00	$—	—
	Total/Weighted Average	1	5.8	200	826	$15.00	$15.00	$—	—

Leased Space
	Office (3)	5	3.8	13,790	13,865	$36.01	$34.83	$15.38	2.2
	Storage	1	5.8	200	826	$15.00	$15.00	$—	—
	Total	6	3.9	13,990	14,691	$34.83	$33.62	$14.52	2.1

Total Available Space as of 3/31/19				222,081

Early Renewals
Office
	500 Summit Lake Drive, Valhalla, New York	1	1.1	6,476	6,476	$28.35	$28.35	$—	1.0
	3 Landmark Square, Stamford, Connecticut	1	1.0	4,349	4,349	33.00	33.00	—	—
	1010 Washington Boulevard, Stamford, Connecticut	1	10.8	8,200	7,500	31.00	32.80	21.85	10.0
	Total/Weighted Average	3	5.1	19,025	18,325	$30.54	$31.27	$8.94	4.4

Renewals
	Early Renewals Office	3	5.1	19,025	18,325	$30.54	$31.27	$8.94	4.4
	Total	3	5.1	19,025	18,325	$30.54	$31.27	$8.94	4.4

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $36.38/rsf for 12,700 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.93/rsf for 31,025 rentable SF.

Supplemental Information	39	First Quarter 2019

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019(1)	8	17,667	0.14%	$1,085,119	$61.42	$61.83	5	109,257	0.97%	$8,890,499	$81.37	$93.21
2nd Quarter 2019	18	65,824	0.54%	5,723,563	86.95	91.82	8	47,697	0.42%	4,127,938	86.55	80.26
3rd Quarter 2019	7	26,970	0.22%	1,683,637	62.43	64.86	6	63,876	0.56%	4,032,440	63.13	81.57
4th Quarter 2019	29	611,779	5.01%	47,632,761	77.86	69.18	4	24,998	0.22%	1,842,345	73.70	84.60

Total 2019	62	722,240	5.91%	$56,125,080	$77.71	$70.90	23	245,828	2.17%	$18,893,222	$76.86	$86.80

2020	92	2,246,980	18.41%	$150,327,737	$66.90	$70.28	23	255,360	2.26%	$18,297,808	$71.65	$75.26
2021	103	1,192,030	9.77%	72,149,363	60.53	67.55	32	367,192	3.25%	26,466,583	72.08	76.30
2022	89	1,030,560	8.44%	71,278,570	69.16	76.83	37	971,541	8.59%	87,211,422	89.77	92.61
2023	73	906,063	7.42%	57,860,162	63.86	66.34	18	459,849	4.07%	38,808,608	84.39	80.28
2024	41	318,388	2.61%	22,517,778	70.72	73.65	29	1,057,061	9.35%	104,317,901	98.69	85.99
2025	36	554,525	4.54%	53,899,057	97.20	91.74	12	497,458	4.40%	39,943,188	80.29	84.14
2026	29	698,280	5.72%	47,842,101	68.51	68.65	18	503,811	4.46%	51,901,809	103.02	108.89
2027	39	606,977	4.97%	46,964,367	77.37	73.67	18	355,212	3.14%	31,047,124	87.40	93.18
2028	36	557,622	4.57%	41,086,191	73.68	75.95	20	222,462	1.97%	23,189,255	104.24	101.15
Thereafter	65	3,371,361	27.64%	194,120,142	57.58	65.81	44	6,371,997	56.34%	409,618,779	64.28	81.32
	665	12,205,026	100.00%	$814,170,548	$66.71	$70.47	274	11,307,771	100.00%	$849,695,699	$75.14	$84.62

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to March 31, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	40	First Quarter 2019

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019	9	59,030	3.03%	$2,277,400	$38.58	$38.67	—	—	—%	$—	$—	$—
2nd Quarter 2019	6	14,734	0.76%	526,918	35.76	37.36	—	—	—%	—	—	—
3rd Quarter 2019	7	20,037	1.03%	664,304	33.15	40.57	—	—	—%	—	—	—
4th Quarter 2019	7	177,412	9.11%	5,467,389	30.82	28.10	—	—	—%	—	—	—

Total 2019	29	271,213	13.93%	$8,936,011	$32.95	$31.83	—	—	—%	$—	$—	$—

2020	39	260,031	13.35%	$9,531,587	$36.66	$37.20	—	—	—%	$—	$—	$—
2021	37	272,508	13.99%	10,174,303	37.34	37.22	—	—	—%	—	—	—
2022	28	126,582	6.50%	4,944,159	39.06	39.81	—	—	—%	—	—	—
2023	24	159,669	8.20%	5,650,465	35.39	35.30	—	—	—%	—	—	—
2024	11	52,262	2.68%	1,723,313	32.97	31.77	—	—	—%	—	—	—
2025	10	99,911	5.13%	3,375,410	33.78	35.41	—	—	—%	—	—	—
2026	15	248,975	12.79%	9,205,989	36.98	37.07	—	—	—%	—	—	—
2027	6	205,858	10.57%	5,117,001	24.86	27.73	—	—	—%	—	—	—
2028	4	131,230	6.74%	3,822,097	29.13	29.71	—	—	—%	—	—	—
Thereafter	13	119,006	6.12%	3,245,759	27.27	27.70	—	—	—%	—	—	—
	216	1,947,245	100.00%	$65,726,094	$33.75	$34.13	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to March 31, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	41	First Quarter 2019

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2019 (1)	2	9,900	3.02%	$3,982,165	$402.24	$330.76	2	5,805	2.20%	$290,917	$50.11	$163.38
2020	2	6,601	2.02%	861,976	130.58	226.58	—	—	—%	—	—	—
2021	1	108,148	33.02%	7,461,568	68.99	70.00	1	11,432	4.33%	4,003,809	350.23	159.06
2022	1	1,165	0.36%	209,556	179.88	299.00	2	50,808	19.23%	25,567,590	503.22	510.78
2023	3	9,825	3.00%	1,174,236	119.52	138.76	2	7,131	2.70%	1,639,404	229.90	350.00
2024	4	74,286	22.68%	17,965,132	241.84	245.75	1	7,793	2.95%	4,950,360	635.23	898.00
2025	3	33,944	10.36%	952,586	28.06	24.15	—	—	—%	—	—	—
2026	1	5,218	1.59%	3,405,952	652.73	537.00	3	69,206	26.20%	26,762,526	386.71	372.53
2027	1	1,358	0.41%	129,084	95.05	96.00	1	3,655	1.38%	692,879	189.57	158.00
2028	1	10,040	3.07%	4,000,000	398.41	398.41	—	—	—%	—	—	—
Thereafter	3	67,043	20.47%	4,380,944	65.35	88.33	3	108,328	41.01%	57,127,663	527.36	532.79
	22	327,528	100.00%	$44,523,199	$135.94	$140.39	15	264,158	100.00%	$121,035,148	$458.19	$462.93
Vacancy (5)		—				—		—				—
		327,528				$140.39		264,158				$462.93

Other Retail
2019 (1)	3	2,789	0.46%	$2,008,156	$720.03	$724.02	1	43,787	8.39%	$2,528,301	$57.74	$86.78
2020	7	19,892	3.29%	5,060,874	254.42	362.74	3	6,383	1.22%	677,934	106.21	136.44
2021	10	22,769	3.77%	2,800,908	123.01	160.08	5	5,995	1.15%	569,340	94.97	118.81
2022	10	121,564	20.11%	14,023,036	115.36	153.74	10	85,094	16.31%	20,994,587	246.72	276.40
2023	8	35,519	5.88%	5,543,007	156.06	154.68	5	24,753	4.74%	3,166,345	127.92	140.05
2024	6	27,730	4.59%	4,952,490	178.60	158.17	6	15,829	3.03%	3,502,407	221.27	210.72
2025	9	33,244	5.50%	11,855,907	356.63	387.68	2	946	0.18%	223,165	235.90	213.60
2026	5	12,677	2.10%	1,601,298	126.32	120.24	6	47,240	9.05%	13,873,397	293.68	294.68
2027	10	42,585	7.05%	6,281,770	147.51	161.98	7	19,358	3.71%	10,980,146	567.21	615.01
2028	9	36,611	6.06%	4,902,186	133.90	152.17	8	20,155	3.86%	4,070,422	201.96	195.68
Thereafter	25	249,054	41.19%	33,120,551	132.99	136.50	16	252,213	48.36%	17,394,273	68.97	70.50
	102	604,434	100.00%	$92,150,183	$152.46	$169.29	69	521,753	100.00%	$77,980,317	$149.46	$159.96
Vacancy (5)		26,570				197.26		42,635				233.33
		631,004				$170.47		564,388				$165.50

	(1) Includes month to month holdover tenants that expired prior to March 31, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2019. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	First Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2019
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	93.1
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	97.0
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	79.0
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	98.5
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	90.9
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	79.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	93.3
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	84.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.0
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	96.3
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	96.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		84.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	93.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	93.9
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.6
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	94.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	96.3
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	98.5
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	85.4
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.4
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	97.8
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	90.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	94.9
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	96.9
					43,133,923	$23,424,130
2018 Acquisitions
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	$266,000	81.6	73.6
					369,000	$266,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	43	First Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114
2018 Sales
Jan-18	600 Lexington Avenue	Grand Central North	100.0%	Fee Interest	303,515	$305,000	$1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					3,627,496	$4,004,000	$1,104

Supplemental Information	44	First Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2019
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	85.7
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	95.4
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	87.0
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					1,358,000	$184,400	$136
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	45	First Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2019
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	94.5
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	91.6
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	90.6
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	98.2
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	73.5
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	94.5
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	90.9
					936,458	$787,546
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	$30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	$57,996	100.0	100.0
					52,017	$144,350
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	46	First Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0	Fee Interest	68,342	216,000	3,161
					68,342	$216,000	$3,161

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	47	First Quarter 2019

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	48	First Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	49	First Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2019	2018

Net income attributable to SL Green common stockholders	$43,792	$101,766
Add:
Depreciation and amortization	68,343	69,388
Joint venture depreciation and noncontrolling interest adjustments	47,625	48,006
Net income attributable to noncontrolling interests	2,515	5,470
Less:
(Loss) gain on sale of real estate, net	(1,049)	23,521
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	17,166	(6,440)
Purchase price and other fair value adjustment	(2,041)	49,293
Depreciation on non-rental real estate assets	707	566
FFO attributable to SL Green common stockholders and noncontrolling interests	$147,492	$157,690

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Net income (loss)	$52,769	$(58,320)	$99,454	$115,899	$113,823
Interest expense, net of interest income	50,525	51,974	55,168	53,611	47,916
Amortization of deferred financing costs	2,742	2,695	2,630	3,546	3,537
Income taxes	770	964	168	1,092	507
Depreciation and amortization	68,343	71,458	70,747	67,914	69,388
Loss (gain) on sale of real estate	1,049	36,984	2,504	14,790	(23,521)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(17,166)	(167,445)	(70,937)	(72,025)	6,440
Purchase price and other fair value adjustments	2,041	—	3,057	(11,149)	(49,293)
Depreciable real estate reserve	—	220,852	6,691	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	89,160	85,786	82,060	86,089	85,144
EBITDAre	$250,233	$244,948	$251,542	$259,767	$253,941

Supplemental Information	50	First Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2019	2018

Net income	$52,769	$113,823
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(17,166)	6,440
Purchase price and other fair value adjustments	2,041	(49,293)
Loss (gain) on sale of real estate, net	1,049	(23,521)
Depreciable real estate reserves	—	—
Gain on sale of marketable securities	—	—
Depreciation and amortization	68,343	69,388
Interest expense, net of interest income	50,525	47,916
Amortization of deferred financing costs	2,742	3,537
Operating income	160,303	168,290

Equity in net loss (income) from unconsolidated joint ventures	5,234	(4,036)
Marketing, general and administrative expense	25,979	23,528
Transaction related costs, net	55	162
Investment income	(50,031)	(45,290)
Loan loss and other investment reserves, net of recoveries	—	—
Non-building revenue	(9,144)	(4,777)
Loss on early extinguishment of debt	—	—
Net operating income (NOI)	132,396	137,877

Equity in net (loss) income from unconsolidated joint ventures	(5,234)	4,036
SLG share of unconsolidated JV depreciation and amortization	48,128	47,619
SLG share of unconsolidated JV interest expense, net of interest income	39,407	35,780
SLG share of unconsolidated JV amortization of deferred financing costs	1,568	1,673
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—
SLG share of unconsolidated JV transaction related costs	—	—
SLG share of unconsolidated JV investment income	(2,227)	(3,086)
SLG share of unconsolidated JV non-building revenue	(711)	(1,000)
NOI including SLG share of unconsolidated JVs	213,327	222,899

NOI from other properties/affiliates	(6,522)	(18,494)
Same-Store NOI	206,805	204,405

Operating lease straight-line adjustment	514	524
Joint Venture operating lease straight-line adjustment	258	258
Straight-line and free rent	(76)	(2,096)
Amortization of acquired above and below-market leases, net	(946)	(1,684)
Joint Venture straight-line and free rent	(16,111)	(6,032)
Joint Venture amortization of acquired above and below-market leases, net	(4,396)	(3,853)
Same-store cash NOI	$186,048	$191,522

Supplemental Information	51	First Quarter 2019

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	52	First Quarter 2019